EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Transition Report on Form 10-QT of Innovative International Acquisition Corp. (the “Company”) for the transition period from January 1, 2023 to March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Mohan Ananda, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 12, 2023

	By:	/s/ Mohan Ananda
Mohan Ananda
Chief Executive Officer
(Principal Executive Officer)